EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vu1 Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William B. Smith, Chief Executive Officer and Principal Executive Officer, and Matthew DeVries, Chief Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2013	/s/ William B. Smith
William B. Smith
Chief Executive Officer
(Principal Executive Officer)

Date: August 28, 2013	/s/ Matthew DeVries
Matthew DeVries
Chief Financial Officer
(Principal Financial and Accounting Officer)